Exhibit 99.1

Immune Pharmaceuticals Appoints New Chairman of the Board of Directors

Ranch Kimball to Lead Immune's Board of Directors

NEW YORK, Jan. 27, 2017 /PRNewswire/ -- Immune Pharmaceuticals Inc. (Nasdaq: IMNP), announced today it has appointed Ranch C. Kimball, a highly regarded executive in healthcare, government, and private equity, as Chairman of its Board of Directors. Mr. Kimball's appointment brings a substantial wealth of experience which he will leverage to strategically raise Immune's profile for its recent re-organization. Daniel Kazado, Immune's previous Chairman, will continue to remain as a Director.

Mr. Kimball was the CEO of the Joslin Diabetes Center, a world-renowned institution affiliated with Harvard Medical School and one of only 11 NIH-designated Diabetes Research Centers in the U.S. Mr. Kimball was the Secretary of Economic Development for the Commonwealth of Massachusetts, where he was responsible for managing 22 state agencies and 2,350 employees; one of his responsibilities was overseeing health insurance regulation.  While Secretary, he was a key leader in the state's landmark health care reform, "Romneycare."   Mr. Kimball was named the "Outstanding State Executive" nationally from BIO. Mr. Kimball also co-chaired several health initiatives for the Massachusetts State Legislature and The Boston Foundation.  His experience makes him ideally suited to help Immune navigate the evolving government and payor landscape that the biotech industry faces.

Daniel Teper, Pharm.D., Chief Executive Officer of Immune, stated, "As a well-respected business leader with a strong background in healthcare, we're excited for Ranch to lead our Board of Directors and create new opportunities that support our vision for Immune's future. His reputation in government and private equity make Ranch a key asset for us as we grow to new heights. The focus will be on unlocking the value of our pipeline through attractive partnerships for Immune."

Mr. Kimball added, "I'm proud to join Immune Pharmaceuticals given the potentially large innovation in biotechnology and pharmaceuticals that they are developing. The opportunities in the pipeline, serving the medical needs of patients in a number of debilitating indications, and the quality of the management at Immune make it an attractive company to help drive forward through executing an effective strategic plan."

Most recently, Mr. Kimball served as President and CEO of CIC Partners, the arm of the Cambridge Innovation Center, the world's largest innovation center, responsible for the development of innovation centers outside the Boston-Cambridge region.  He has also served as the Chief Operating Officer of Babson College and served on their Executive Education and Curriculum Advisory Board. In 2001, he co-founded the Washington D.C.-based Kissinger McLarty Capital Group, a private equity firm in partnership with former Secretary of State Henry Kissinger and former White House Chief of Staff and Fortune 500 CEO Thomas McLarty. Mr. Kimball began his business career at the Boston Consulting Group, where he was a long-time partner with leadership in Boston, London, Tokyo, and Hong Kong.

About Immune Pharmaceuticals Inc.:

Immune Pharmaceuticals Inc. (NASDAQ: IMNP) applies a personalized approach to treating and developing novel, highly targeted antibody therapeutics to improve the lives of patients with inflammatory diseases and cancer. Immune's lead product candidate, bertilimumab, is in Phase II clinical development for moderate-to-severe ulcerative colitis as well as for bullous pemphigoid, an orphan autoimmune dermatological condition. Other indications being considered for development include atopic dermatitis, Crohn's disease, severe asthma and Non-Alcoholic Steato-Hepatitis (NASH), an inflammatory liver disease. Immune recently expanded its portfolio in immuno-dermatology with topical nano-formulated cyclosporine-A for the treatment of psoriasis and atopic dermatitis. Immune's oncology pipeline includes Ceplene® which is in late stage clinical development for maintenance remission in Acute Myeloid Leukemia (AML) in combination with IL-2. Additional oncology pipeline includes Azixa® and crolibulin, Phase II clinical stage vascular disrupting agents, and novel technology platforms; bispecific antibodies and NanomAbs™. Maxim Pharmaceuticals Inc., Immune's pain and neurology subsidiary is developing AmiKet™ and AmiKet™ Nano™ for the treatment of neuropathic pain. For more information, visit Immune's website at www.immunepharma.com, the content of which is not a part of this press release.

Forward-Looking Statements:

This news release and any oral statements made with respect to the information contained in this news release contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. You are urged to consider statements that include the words "may," "will," "would," "could," "should," "believes," "estimates," "projects," "potential," "expects," "plans," "anticipates," "intends," "continues," "forecast," "designed," "goal" or the negative of those words or other comparable words to be uncertain and forward-looking. Such forward-looking statements include statements that express plans, anticipation, intent, contingency, goals, targets, future development and are otherwise not statements of historical fact. These statements are based on our current expectations and are subject to risks and uncertainties that could cause actual results or developments to be materially different from historical results or from any future results expressed or implied by such forward-looking statements. Factors that may cause actual results or developments to differ materially include, but not limited to: the risks associated with the adequacy of our existing cash resources and our ability to continue as a going concern; the risks associated with our ability to continue to meet our obligations under our existing debt agreements; the risk that clinical trials for bertilimumab, Ceplene, Azixa, AmiKet, AmiKet Nano, LidoPain or NanoCyclo will not be successful; the risk that bertilimumab, AmiKet or compounds arising from our NanomAbs program will not receive regulatory approval or achieve significant commercial success; the risk that we will not be able to find a partner to help conduct the Phase III trials for AmiKet on attractive terms, on a timely basis or at all; the risk that our other product candidates that appeared promising in early research and clinical trials do not demonstrate safety and/or efficacy in larger-scale or later-stage clinical trials; the risk that we will not obtain approval to market any of our product candidates; the risks associated with dependence upon key personnel; the risks associated with reliance on collaborative partners and others for further clinical trials, development, manufacturing and commercialization of our product candidates; the cost, delays and uncertainties associated with our scientific research, product development, clinical trials and regulatory approval process; our history of operating losses since our inception; the highly competitive nature of our business; risks associated with litigation; and risks associated with our ability to protect our intellectual property; risks associated with the contemplated transaction with NPT. These factors and other material risks are more fully discussed in our periodic reports, including our reports on Forms 8-K, 10-Q and 10-K and other filings with the U.S. Securities and Exchange Commission. You are urged to carefully review and consider the disclosures found in our filings, which are available at www.sec.gov or at www.immunepharma.com. You are cautioned not to place undue reliance on any forward-looking statements, any of which could turn out to be wrong due to inaccurate assumptions, unknown risks or uncertainties or other risk factors. We expressly disclaim any obligation to publicly update any forward-looking statements contained herein, whether as a result of new information, future events or otherwise, except as required by law.

SOURCE Immune Pharmaceuticals Inc.

For further information: Anna Baran-Djokovic, Anna.baran@immunepharma.com; Audrey Rebibo, Audrey.rebibo@immunepharma.com, 646-481-5058